Supplement dated May 14, 2013
to the Prospectus and Statement of Information (SAI), as supplemented, of the following fund:
Fund	Prospectus Dated	SAI Dated
Columbia Funds Series Trust II
Columbia Seligman Communications & Information Fund	10/1/2012	3/19/2013
At the adjourned Special Meeting of Shareholders held on May 13, 2013, shareholders of the Fund approved a proposal to change the classification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940.
Accordingly, the following revisions to the Fund’s prospectus are made effective immediately:
The Principal Investment Strategies of the Fund, in the sections entitled “Summary of the Fund” and “More Information About the Fund” are hereby revised to include the following information:
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.
The Principal Risks of Investing in the Fund, in the “Summary of the Fund” and “More Information About the Fund” sections, are hereby revised to include the following information:
Non-Diversified Fund  Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.
The SAI for the Fund is hereby revised to reflect that, effective immediately, the Fund is classified as a non-diversified fund.
Shareholders should retain this Supplement for future reference.
SL-9907-9 A (5/13)